                      SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549                FILE NO. 33- 89090
                                                                           -----
                                                              FILE NO. 811- 8966
                                                                            ----

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [_]

  PRE-EFFECTIVE AMENDMENT NO. ______                                    [_]


  POST EFFECTIVE AMENDMENT NO.     5                                    [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [_]


  AMENDMENT NO     7                                                    [X]

                               FOCUS TRUST, INC.
                               -----------------
              (Exact name of Registrant as Specified in Charter)


100 West Lancaster Ave.
Wayne, PA                                                               19087
----------                                                              -----
(Address of Principal Executive Offices)                              (Zip Code)
Registrant's Telephone Number, including Area Code           (610) 293-6490


                         Robert G. Hagstrom, Jr., CFA
                         Focus Capital Advisory, L.P.
                               Wayne, PA  19087
                        -------------------------------
                    (Name and Address of Agent for Service)

COPIES TO:


        Allan S. Mostoff, Esq.                  Carolyn F. Mead, Esq.
        Dechert Price & Rhoads         First Data Investor Services Group, Inc.
         1775 Eye Street, N.W.                    3200 Horizon Drive
      Washington, DC  20006-2401                   King of Prussia,
                                             Pennsylvania 19406-0903


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

               [ X ] on April 30, 1998, pursuant to Paragraph(b)
               -------------------------------------------------







================================================================================





As filed with the U.S. Securities and Exchange Commission on April 29, 1998.

                               FOCUS TRUST, INC.
                  Cross Reference Sheet Pursuant to Rule 481a

FORM N-1A ITEM                                                 CAPTION IN PROSPECTUS
                                                               ---------------------
PART A    INFORMATION REQUIRED IN A PROSPECTUS
------    ------------------------------------

     1.   Cover Page                                           Cover Page

     2.   Synopsis                                             *

     3.   Condensed Financial Information                      Financial Highlights

     4.   General Description of Registrant                    Investment Objective and Policies; Risk Factors;
                                                               Investment Practices

     5.   Management of the Fund                               Management of the Fund

     5A.  Management's Discussion of Fund Performance          Included in Registrant's Annual Report to Shareholder's

     6.   Capital Stock and Other Securities                   General Information; Dividends and Taxes; Net Asset Value

     7.   Purchase of Securities Being Offered                 How to Purchase Shares; Shareholder Services

     8.   Redemption or Repurchase                             How to Redeem Shares

     9.   Pending Legal Proceedings                            *


PART B    INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------------------------------------------

     10.  Cover Page                                           Cover Page

     11.  Table of Contents                                    Table of Contents

     12.  General Information and History                      Covered in Part A

     13.  Investment Objectives and Policies                   Investment Policies; Investment Restrictions;
                                                               Portfolio Transactions and Brokerage

     14.  Management of Registrant                             Covered in Part A

     15.  Control Persons and Principal Holders of             Principal Shareholders Securities

     16.  Investment Advisory and Other Services               Investment Advisory and Other Services

     17.  Brokerage Allocation                                 Portfolio Transactions and Brokerage;

     18.  Capital Stock and Other Securities                   Other Information

PART B    INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION (CONTINUED)
------    ------------------------------------------------------------------------
     19.  Purchase, Redemption and Pricing of                  Purchases; Redemptions
          Securities Being Offered

     20.  Tax Status                                           Taxes

     21.  Underwriters                                         Underwriter

     22.  Calculations of Performance Data                     Performance Information

     23.  Financial Statements                                 Financial Statements

PART C  OTHER INFORMATION
-------------------------

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

------------

*    Item inapplicable at this time or answer negative.

FOCUS TRUST, INC.                                                    PROSPECTUS
100 WEST LANCASTER AVENUE                                        APRIL 30, 1998
WAYNE, PA 19087

                              FOCUS TRUST, INC.SM
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Focus Trust (the "Fund") is a no-load, non-diversified open-end management investment company, commonly known as a mutual fund. The Fund seeks to attain maximum long-term capital appreciation with minimum risk to principal by investing primarily in common stocks and securities convertible into or exchangeable for common stocks. The selection of common stocks will be made through an investment strategy referred to as "Focus Investing". See page 5.

The Fund is the initial series of shares of Focus Trust, Inc., a Maryland corporation. Focus Capital Advisory, L.P. serves as the investment adviser to the Fund and manages the investments of the Fund according to the investment objective stated in this Prospectus.

You can invest, reinvest or redeem your shares directly from the Fund at any time without paying any sales charge. If you redeem your shares within two years after purchase, however, your redemption will be subject to a 1.00% redemption fee. The effect of this fee is that you redeem your shares at 99% of their net asset value. This redemption fee is not a deferred sales load and the proceeds of the adjustment will be retained by the Fund.

The initial minimum investment in the Fund is $1,000. Subsequent investments will be accepted in amounts not less than $100.

This Prospectus provides the information which you require to make an informed investment decision about the Fund. Read it carefully before you invest or send money and retain it for future reference. A Statement of Additional Information, dated April 30, 1998, as amended from time to time, provides further information about this Fund and has also been filed with the U.S. Securities and Exchange Commission. It is incorporated in its entirety into this Prospectus by reference and is available without charge by calling (800) 665-2550 or by writing to the Fund at the address noted above. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Fund are maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http: //www.sec.gov).

  VISIT THE FOCUS TRUST, INC. WEB SITE ON THE INTERNET AT WWW.FOCUSTRUST.COM

THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES AND
 EXCHANGE  COMMISSION  OR  ANY  STATE   SECURITIES  COMMISSION  NOR  HAS  THE
  SECURITIES AND  EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION
  PASSED   UPON  THE   ACCURACY  OR   ADEQUACY  OF   THIS  PROSPECTUS.   ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        TABLE OF CONTENTS               PAGE
                                                        ----
           Expense Summary............................    3
           Financial Highlights.......................    4
           Investment Objective and Policies..........    5
           Investment Objective.......................    5
           Theory of Focus Investing..................    5
           Investment Policies........................    5
           Investment Adviser-Shareholder Principles..    7
           Risk Factors...............................    8
           Investment Practices and Risks.............    8
           Management of the Fund.....................   10
           How to Purchase Shares.....................   13
           How to Redeem Shares.......................   14
           Shareholder Services.......................   16
           Net Asset Value............................   16
           Dividends and Taxes........................   16
           Performance Information....................   18
           General Information........................   18

UNDERWRITER:                                                            ADVISER:

FPS Broker Services, Inc.                           Focus Capital Advisory, L.P.
3200 Horizon Drive                                     100 West Lancaster Avenue
King of Prussia, PA 19406-0903                                   Wayne, PA 19087
(800) 665-2550                                                    (610) 293-6490

  This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the Fund to make such an offer or solicitation. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

                                EXPENSE SUMMARY
-------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES:

     Maximum Sales Load Imposed on Purchases...........................  None
     Maximum Sales Load Imposed on Reinvested Dividends................  None
     Contingent Deferred Sales Charge..................................  None
     Maximum Redemption Fee (as a percentage of amount initially in-
      vested).......................................................... 1.00%*

* The Fund charges a redemption fee of 1.00% on shares of the Fund that are redeemed within two years of purchase. For more information, see "Redemption Fee". If you want to redeem shares by wire transfer, the Fund's transfer agent charges a fee (currently $9.00) for each wire redemption. Purchases and redemptions may also be made through broker-dealers and others who may charge a commission or other transaction fee for their services.

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average net assets)

     Management Fees after expense reimbursement*......................... 0.00%
     12b-1 Fees...........................................................  None
     Other Expenses after expense reimbursement*.......................... 2.00%
                                                                           -----
     Total Fund Operating Expenses after expense reimbursement*........... 2.00%
                                                                           =====

* Pursuant to the terms of the investment advisory agreement between the Adviser and the Fund, the Adviser is entitled to receive a monthly fee at an annual rate of 0.70% of the Fund's average daily net assets. The above table reflects the Adviser's voluntary undertaking, effective September 1, 1995, to waive its fees and reimburse expenses so that the Fund's total annual operating expenses will not exceed 2.00%. Prior to September 1, 1995, the Adviser had voluntarily agreed to limit total operating expenses to 1.75% of total net assets. Had the Adviser not voluntarily agreed to this waiver, the total fund operating expenses for the fiscal year ended December 31, 1997, would have been 4.04%. Such fee reimbursement may be terminated at any time at the discretion of the Adviser upon prior notice to shareholders.

EXAMPLE

    The following example illustrates the expenses that you would pay on a $1,000 investment assuming a 5% annual return, reinvestment of all dividends and distributions and redemption at the end of each time period.

               1 YEAR            3 YEARS                   5 YEARS                   10 YEARS
               ------            -------                   -------                   --------
               $31                 $63                      $108                       $233

    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with your investment in the Fund. The assumption in this example of a 5% annual return is required by regulations of the U.S. Securities and Exchange Commission applicable to all mutual funds.

    THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATE OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The following Financial Highlights for the period ended December 31, 1995 and the fiscal years ended December 31, 1996 and 1997, were audited by Coopers & Lybrand, L.L.P., independent accountants, whose unqualified report thereon is incorporated by reference into the Statement of Additional Information. The Fund's Statement of Additional Information may be obtained without charge and is incorporated by reference into the Prospectus.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                       YEAR ENDED  YEAR ENDED  PERIOD ENDED
                                        12/31/97    12/31/96    12/31/95**
                                       ----------  ----------  ------------
Net Asset Value, beginning of peri-
 od..................................   $  13.01    $  11.17     $ 10.00
                                        --------    --------     -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)......      (0.11)      (0.05)       0.06
   Net realized and unrealized gain
    on investments...................       3.89        1.96        1.17
                                        --------    --------     -------
     Total from investments opera-
      tions..........................       3.78        1.91        1.23
                                        --------    --------     -------
DIVIDENDS TO SHAREHOLDERS
   Dividends from net investment in-
    come.............................        --          --        (0.06)
   Dividends from net realized gains
    on investments...................      (0.47)      (0.07)        --
                                        --------    --------     -------
     Total from dividends to share-
      holders........................      (0.47)      (0.07)      (0.06)
                                        --------    --------     -------
Net Asset Value, end of period.......   $  16.32    $  13.01     $ 11.17
                                        --------    --------     -------
TOTAL RETURN.........................      29.10%      17.14%      12.29%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 000's)..............................   $  8,093    $  7,327     $ 5,061
   Ratio of expenses to average net
    assets after reimbursement of
    expenses by Adviser..............       2.00%       2.00%       1.92%(1)(3)
   Ratio of expenses to average net
    assets before reimbursement of
    expenses by Adviser..............       4.04%       4.96%       7.89%(1)
   Ratio of net investment income to
    average net assets after
    reimbursement of expenses by
    Adviser..........................      (0.74%)     (0.40%)      1.19%(1)
   Ratio of net investment income to
    average net assets before
    reimbursement of expenses by
    Adviser..........................      (2.78%)     (3.36%)     (4.78%)(1)
   Portfolio turnover................      14.47%+      8.47%       0.00%
   Average commission rate paid *....   $ 0.1006    $ 0.0979         N/A

(1) Annualized

(2) Not Annualized

(3) Prior to September 1, 1995, the annualized expenses were capped at 1.75%.

+ Portfolio turnover was higher than anticipated due to fund share redemptions.

* Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. This disclosure is required by the U.S. Securities and Exchange Commission beginning 1996.

** The Fund commenced investment operations on April 17, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is considered a fundamental policy and, therefore, may not be changed without a vote of the holders of the majority of the voting securities of the Fund. Unless otherwise stated in this Prospectus, the Fund's investment policies are not fundamental and may be changed without shareholder approval. While an investment policy or restriction may be changed by the Directors of the Fund without shareholder approval, the Fund intends to notify shareholders before making any material change to an investment policy or restriction. Additional investment policies and restrictions are described in the Statement of Additional Information.

                             INVESTMENT OBJECTIVE

The Fund's investment objective is to seek maximum long-term capital apprecia-tion with minimum long-term risk to principal by investing primarily in common stocks, preferred stocks and securities convertible into or exchangeable for common stocks. Any income realized will be incidental to the Fund's objective. The selection of common stocks will be made through an investment strategy re-ferred to as "focus investing", as described below. There can be no assurance that the Fund's investment objective will be achieved.

                           THEORY OF FOCUS INVESTING

Focus Capital Advisory, L.P. (the "Adviser") identifies eligible portfolio se-curities according to a methodology which it terms "focus investing." Focus investing, as explained by the Adviser, is an investment strategy whereby com-panies (or businesses) are identified and selected as eligible for investment by the examination of all fundamental quantitative and qualitative aspects of the company, the company's management and financial position as compared to its stock price. This is a bottom up, fundamental, method of analysis as op-posed to technical analysis. Technical analysis often depends on the identifi-cation of market cycles and timing techniques.

If a particular stock is chosen for investment, focus investors then become long-term owners of that business. Focus investing is based on the principle that a shareholder's return from owning a stock is ultimately determined by the fundamental economics of the underlying business. Of course, investment results either can be enhanced or diminished by changes in valuation. The Ad-viser theorizes that in shorter periods, changes in valuation tend to dominate investment returns, but as the time horizon lengthens, the economic returns of the business increasingly dominate the investment return.

A focus investor, according to the Adviser, should disregard short-term nu-ances and instead focus on the long-term economic progress of the investment. The economic progress of a business is determined by its earnings power. The return on shareholder's capital is one measure that distinguishes the operat-ing earnings power of a business.

The Adviser believes that an outstanding business can be identified by focus-ing on a company's economic competitive position, its financial strength, and the capabilities of the company's management. There are certain business, fi-nancial, and management tenets that encapsulate an outstanding business such as those with favorable long-term prospects that are operated by honest and competent people and importantly, are available at attractive prices. Focus investors expend much energy determining the difference between a company's intrinsic value and its current price in the marketplace.

The Adviser selects common stocks to be held by the Fund according to focus investing. Such securities will be selected and held for the long-term in that the Adviser is less concerned with short-term price fluctuations and instead seeks to achieve minimal risk to principal together with long-term capital ap-preciation. The Adviser ignores technical stock market studies and expends no energy attempting to forecast the general direction of the stock market.

                              INVESTMENT POLICIES

The Adviser will seek capital appreciation primarily by purchasing common stocks through "focus investing," as described above. The Adviser may also purchase preferred stocks and securities convertible into common stocks, such as convertible bonds and de-bentures. The securities in which the Fund invests generally will be listed on a national stock exchange or traded on the over-the-counter market. However, the Fund may invest up to 10% of its total assets in securities for which there is no ready market, known as illiquid securities.

Security selection for the Fund is based on the Adviser's analysis of a company's financial characteristics, economic competitive position and an as-sessment of the quality and capability of the company's management. Companies acceptable for investment by the Fund typically possess, in the opinion of the Adviser, favorable long-term prospects, shareholder-oriented management, and strong financial positions including high return on capital, healthy balance sheets, predictability in the growth of earnings, and cash generating abili-ties in excess of the company's operating needs. The Fund will only invest in those companies which, in the Adviser's opinion, are undervalued at the time of purchase. See "Theory of Focus Investing."

While it is the Fund's policy to remain substantially invested in common stock or securities convertible into common stocks, it may invest in non-convertible preferred stock and non-convertible debt securities. The Fund's investment in debt securities will be made only in those considered to be investment grade. Investment grade securities include those securities which are rated in one of the four highest rating categories by a nationally recognized statistical rat-ing organization ("NRSRO") at the time of purchase, or, if unrated, are deter-mined to be of comparable quality by the Adviser. Securities rated in the fourth highest category (e.g., BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.), although considered investment grade, may have speculative characteristics and may be subject to greater fluctuations in value than higher rated securities. In the event a security held by the Fund is downgraded below investment grade, the Adviser shall promptly reassess the risks involved and take such actions as it determines will be in the best in-terests of the Fund and its shareholders.

Under normal circumstances, the Adviser expects to make concentrated invest-ments in a limited number of companies. When purchasing portfolio securities for the Fund, the Adviser's philosophy is a buy and hold strategy versus buy-ing for short-term trading. Accordingly, the portfolio turnover rate is not expected to exceed 25%. See "Portfolio Turnover Rate" under "Investment Prac-tices and Risks."

While the Fund has no present intention to invest in foreign securities, the Fund may invest up to 15% of its total assets in foreign securities, either directly or indirectly through the purchase of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs"). See "Risk Factors" and "In-vestment Practices and Risks."

When, in the opinion of the Adviser, a temporary defensive position is war-ranted, the Fund is permitted to temporarily invest up to 100% of its assets in short-term U.S. Government securities, bank certificates of deposit, prime commercial paper and other high-quality short-term fixed income securities and repurchase agreements with respect to the foregoing securities. High quality securities are securities that have received a rating from at least one NRSRO in one of the two highest rating categories or, if not rated by any NRSRO, such as U.S. Government securities, have been determined by the Adviser to be of comparable quality. In addition, the Fund may hold cash reserves, when nec-essary, for anticipated securities purchases and redemptions or temporarily during periods when prevailing market conditions call for a defensive posture. The Fund's investment objective may not be achieved at such times when a tem-porary defensive position is taken.

The Fund is a non-diversified investment company and is able to invest more than 5% of its total assets at the time of purchase in the securities of a single issuer. See "Risk Factors."

The Fund may not use any of the following forms of derivatives or hedging in-struments such as options, futures contracts, puts, calls or options on futures contracts, and therefore will not be subject to the risks inherent in these types of investments. The Fund may, however, invest in forward commit-ments, when-issued securities and delayed delivery transactions which are con-sidered derivative securities.

THE ADVISER DOES NOT INTEND TO PARTICIPATE IN SOFT DOLLAR ARRANGEMENTS.

                   INVESTMENT ADVISER--SHAREHOLDER PRINCIPLES

You should read carefully the following Investment Adviser--Shareholder Principles before making an investment in the Fund.

 .  Although the Fund is organized as a mutual fund, the partners of Focus
   Capital Advisory, L.P. (the "Adviser") take the view that it is a managing partner with you, the shareholders of this Fund. This commitment is reinforced by having the partners of the Adviser also invest a portion of their assets in the Fund and thus become co-owners of the Fund.

 . The Adviser will attempt to locate and invest in a few outstanding businesses which it believes possess favorable long-term prospects with superb underlying economics run by trustworthy and able management and finally, are available at sensible prices.

 . Once invested in a particular security, the Adviser looks forward to becoming a long-term holder of these outstanding businesses. The Adviser is not, nor will it ever be, interested in constantly buying and selling mediocre businesses where economic gain depends more on profiting from short-term price changes rather than the economic gain afforded by companies that are able to grow their long-term intrinsic value.

 . Because long-term maximum growth of intrinsic value, not profits from short-term price changes, is the Adviser's prime objective, the Adviser expects that the Fund may, from time to time, underperform various stock market indices. This fact does not cause the Adviser any alarm. However, the Adviser would be disappointed if the gain in the intrinsic value of the companies selected for investment by the Fund, and hence the long-term rise in their respective stock prices, did not advance at a rate greater than the average large American company.

 . It would be unfair to ask you, the shareholder, to ignore short-term price movements as a way to measure investment results unless the Adviser offers an alternative means by which to judge the Fund's progress. The Adviser is continually focused on, and will communicate to you, the economic progress of the companies selected for investment by the Fund. The Adviser believes that if a company is advancing economically at a satisfactory rate, over time, the price of the company will correlate to this change in value.

 . The Adviser promises to be honest and forthcoming with you, the Fund's shareholders. The Adviser promises to check periodic successes with an equally hard look at any investment failures. The Adviser believes that this public self-examination will be a benefit to shareholders and to the Adviser over the long term. The Adviser's goal in reporting is to be as forthright with you as it would like if the roles were reversed.

 . STOP!!! If, after reading these principles, you have any reservation about investing in the Fund, please don't. We would much prefer that you not invest with us if the slightest short-term disruption in the markets or individual stock prices will cause you to sell your shares. The Adviser believes that long-term investment results should approximate the value of the underlying businesses and not be affected by the excessive trading of any of the Fund's shareholders.

                                 RISK FACTORS

You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. The risks inherent in investing in the Fund are those risks which are common to any mutual fund investment. These include the risks that the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities of the Fund.

The Fund is designed for long-term investors who are willing to accept the risks entailed in seeking long-term growth of capital through investment pri-marily in common stocks. The Fund is not meant to provide a vehicle for play-ing short-term swings in the stock market nor is it intended to be a complete investment program. The value of the Fund's portfolio securities will fluctu-ate based on market and other conditions. Consistent with a long-term invest-ment approach, investors in the Fund should be prepared and able to maintain or add to their investment during periods of adverse market conditions and should not rely on an investment in the Fund for their short-term financial needs.

The Fund is classified as a "non-diversified" investment company within the meaning of the Investment Company Act of 1940, as amended, (the "1940 Act") which means that the Fund may invest a larger portion of its assets in the se-curities of a single issuer than a diversified fund. An investment in the Fund therefore will entail greater price risk than an investment in a diversified investment company because a higher percentage of investments among fewer is-suers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers. However, the Fund in-tends to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended. See "Dividends and Taxes."

The Fund may invest directly in the securities of foreign issuers. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks in-herent in U.S. investments. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addi-tion, foreign investments may include additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political in-stability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationaliza-tion of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an in-vestment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve require-ments, and to different accounting, auditing and recordkeeping requirements.

                        INVESTMENT PRACTICES AND RISKS

In attempting to achieve its investment objective, the Fund may, in addition to the investment policies stated above, engage in the following practices:

ADR's and EDR's: For many foreign securities, there are U.S. dollar-denomi-nated American Depository Receipts ("ADR's"), which are bought and sold in the United States and are issued by domestic banks. ADR's represent the right to receive securities of foreign issuers deposited in the domestic bank or a cor-respondent bank. ADR's do not eliminate all the risk inherent in investing in the securities of foreign issuers. By investing in ADR's rather than directly in foreign issuer's stock, the Fund may avoid currency risks during the set-tlement period for either purchases or sales. In general, there is a large, liquid market in the United States for most ADR's. The Fund may also invest in European Depository Receipts ("EDR's") which are receipts evidencing an ar-rangement with a European bank similar to that for

ADR's and are designed for use in the European securities markets. EDR's are not necessarily dominated in the currency of the underlying security. The Fund has no current intention to invest in unsponsored ADR's and EDR's.

Borrowing: The Fund has a fundamental policy that it may not borrow money, ex-cept (1) from banks for temporary or emergency purposes and not for leveraging or investment and (2) to enter into reverse repurchase agreements for any pur-pose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Fund's total assets less liabili-ties (other than borrowings). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three business days thereaf-ter or such longer period as the U.S. Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. Investment securities will not be purchased while the Fund has an outstanding borrowing that exceeds 5% of the Fund's net assets.

Forward Commitments, When-Issued Securities and Delayed Delivery
Transactions: The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" and "delayed deliv-ery" basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. They involve the risk that the price or yield available in the market may be less favorable than the price or yield available when the delivery takes place. The Fund's when-issued purchases, forward commitments and delayed delivery transactions in total will not exceed 5% of the value of the Fund's net assets. This 5% limitation reflects the value of the underlying obligation together with its initial payment.

Illiquid Securities: The Fund may invest up to 10% of its net assets in secu-rities that are illiquid. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approx-imately the price at which they are valued by the Fund. Due to the absence of an active trading market, the Fund may experience difficulty in valuing or disposing of illiquid securities. Repurchase agreements with deemed maturities in excess of seven days and certain securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under SEC Rule 144A (known as "restricted securities") are subject to this 10% limit. The Adviser determines the liquidity of the Fund's securities, under supervision of the Board of Directors.

Portfolio Turnover Rate: Generally, the Fund will purchase portfolio securi-ties for capital appreciation and not for short-term trading profits. Due to the nature of "focus investing", however, the Adviser anticipates that the portfolio turnover levels will be held at low levels. This is consistent with the Fund's buy and hold strategy. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turn-over may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. It is currently estimated that un-der normal market conditions the annual portfolio turnover rate for the Fund will not exceed 25%. Portfolio turnover rates may vary from year to year as well as within a particular year.

Repurchase Agreements: The Fund may enter into repurchase agreements. The Fund may only enter into repurchase agreements with financial institutions that are deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Fund's Board of Directors. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller. Re-purchase agreements are considered under the 1940 Act to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements under the 1940 Act will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the re-purchase agreement should default on its obligation to repurchase the under-lying security, the Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

Restricted Securities and Rule 144A Securities: Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Rule 144A securities may be resold only to qualified institu-tional buyers in accordance with Rule 144A under the 1933 Act. Some restricted securities may be illiquid securities.

Securities Lending: The Fund may lend its portfolio securities on a short-term basis to banks, broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The Fund will not lend portfolio securities in excess of 33% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. Howev-er, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan jus-tifies the attendant risks.

Securities of Other Investment Companies: The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Fund may invest up to 10% of its assets in shares of investment com-panies and up to 5% of its assets in any one investment company so long as the investment does not represent more than 3% of the voting stock of the acquired investment company. Investments in other investment companies will cause the Fund (and, indirectly the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations.

                            MANAGEMENT OF THE FUND

THE BOARD OF DIRECTORS AND OFFICERS

The Fund has a Board of Directors that establishes the Fund's policies and su-pervises and reviews the management of the Fund. The day-to-day operations of the Fund are administered by the officers of the Fund and by the Adviser pur-suant to the terms of an investment advisory agreement with the Fund. The Fund's Directors review the various services provided by the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner. Information pertaining to the Directors and executive officers of the Fund is set forth below.

ROBERT G. HAGSTROM, JR., CFA*, President and Director; General Partner of Fo-cus Capital Advisory, L.P., 100 West Lancaster Avenue, Wayne, Pennsylvania, 19087 since 1997; prior thereto; Principal with Lloyd, Leith & Sawin from 1992 through 1997, and Vice President from 1991 to 1992; portfolio manager with First Fidelity Bank, Philadelphia, PA from 1989 through 1991; investment bro-ker for Legg Mason Wood Walker from 1984 through 1989. Mr. Hagstrom received his B.A. and M.A. from Villanova University. He is a member of the Association of Investment Management and Research and the Financial Analysts of Philadel-phia. Mr. Hagstrom is a Chartered Financial Analyst and the author of the books titled The NASCAR Way (John Wiley & Sons, November, 1997) and The Warren Buffett Way: Investment Strategies of the World's Greatest Investor (John Wi-ley & Sons, November, 1994).

ALLAN S. MOSTOFF, ESQ.*, Director; Partner from 1976 and Chairman of the Gov-ernment Practice Department of the law firm of Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, DC 20006-2401; prior thereto, Director of the Securities and Exchange Commission's, Division of Investment Management Regu-lation from 1972 until 1976; Mr. Mostoff received his B.S. from Cornell Uni-versity, his M.B.A. from New York University and his L.L.B. from New York Uni-versity Law School.

ROBERT J. COLEMAN, JR., Director; Analyst for Davis Selected Advisers, 609 5th Avenue, New York,

New York 10017 since 1997; prior thereto, Principal of Combined Capital Man-agement, 614 East High Street, Charlottesville, Virginia 22902 from 1993 through 1997; institutional sales and research for the "Value Group" at Domi-nick & Dominick, New York, New York from 1991 through 1993, and the "Value Group" at Laidlaw Adam's and Peck (formerly, W.R. Lazard Laidlaw) from 1987 to 1991. Mr. Coleman attended Lake Forest College.

JOAN LAMM-TENNANT, PH.D., Director; Vice President of General RE, Farmington, Connecticut since 1997; Professor of Finance at Villanova University, Villanova, Pennsylvania since 1988; Dr. Lamm-Tennant is the author of the book titled Mutual Funds: Analysis, Allocation and Performance Evaluation and co-editor of a book titled Financial Management of Life Insurance Companies. Dr. Lamm-Tennant has published and lectured extensively on investment policies and practices of the insurance industry. Her publications include articles in journals such as the Journal of Business, Journal of Risk and Insurance, Re-view of Research in Banking and Finance, and Journal of Insurance Regulation. Dr. Lamm-Tennant serves on the Board of Directors for Selective Insurance Group, Inc. and the Financial Analysts of Philadelphia. She received a B.B.A. degree in Accounting and a M.B.A. degree in finance from St. Mary's Universi-ty, Texas, and a Ph.D. in finance, investments and insurance from the Univer-sity of Texas at Austin.

ERICKA M. MERLUZZI, Vice President and Treasurer; Research Associate with Fo-cus Capital Advisory, L.P., 100 West Lancaster Avenue, Wayne, Pennsylvania, 19087 since 1997; prior thereto research assistant with Lloyd, Leith & Sawin from 1996 to 1997; prior thereto operations manager of the Chemical Engineer-ing Department at Tulane University. Ms. Merluzzi received her B.A. from Franklin & Marshall College. She is a member of the Association for Investment Management and Research and the Financial Analysts of Philadelphia. Ms. Merluzzi is a candidate in the Chartered Financial Analyst program.

*These Directors are considered "interested persons" of the Fund as defined under the 1940 Act.

The Directors of the Fund receive fees and expenses for each meeting of the Board of Directors they attend. However, no officer or employee of the Adviser receives any compensation from the Fund for acting as a Director of the Fund. The officers of the Fund receive no compensation directly from the Fund for performing the duties of their offices.

THE INVESTMENT ADVISER

Focus Capital Advisory, L.P. (the "Adviser") which has its offices at 100 West Lancaster Avenue Wayne, Pennsylvania, 19087, serves as the Fund's investment adviser and manager and is a registered investment adviser under the Invest-ment Advisers Act of 1940, as amended. The Adviser is a limited partnership that was formed on March 17, 1997 and provides investment counsel to individu-als, trust accounts, individual retirement accounts, and pension and profit sharing plans. As of December 31, 1997, the Adviser had approximately $16 mil-lion in assets under management.

Subject to the overall authority of the Fund's Board of Directors, the Adviser supervises the management of the Fund. These management responsibilities in-clude, among other things, reporting to the Directors regarding economic and statistical information as requested by the Directors and Officers. The Ad-viser invests the Fund's assets, manages the Fund's business affairs and su-pervises the Fund's overall day-to-day operations. Pursuant to an investment advisory agreement with the Fund, the Adviser provides the Fund with advice on buying and selling securities in accordance with the Fund's investment poli-cies, limitations and restrictions. The Adviser also furnishes office space and certain administrative and clerical services, and employs the personnel needed with respect to the Adviser's responsibilities under the investment ad-visory agreement.

For providing investment advisory services, the Fund pays the Adviser a monthly fee calculated daily by applying an annual rate of 0.70% to the Fund's assets. From time to time, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain expenses of the Fund without fur-ther notification of the commencement or termination of any such waiver or absorption. Any such waiver or absorption will have the ef-fect of lowering the overall expense ratio of the Fund and increasing the Fund's overall return to investors at the time any such amounts are waived and/or absorbed. The Adviser has agreed to waive that portion of its advisory fee equal to the total expenses of the Fund for any fiscal year which exceeds the permissible limits applicable to a Fund in any state in which its shares are then qualified for sale. Any reductions made by the Adviser in its fees are subject to reimbursement by the Fund within the following three years pro-vided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

The terms of the Fund's investment advisory agreement permit the Adviser, at its own expense, to obtain statistical and other factual information and ad-vice as it deems necessary or desirable to fulfill its investment responsibil-ities under the contract.

PORTFOLIO MANAGEMENT

Robert G. Hagstrom, Jr., CFA, General Partner of the Adviser, is responsible for overseeing all investments made by the Fund. See "The Board of Directors and Officers" for biographical information.

BROKERAGE TRANSACTIONS

In determining the brokers through whom, and commission rates and other trans-action costs at which securities transactions for the Fund are to be executed, the Adviser seeks to obtain the best available price, investment services and execution. The Adviser does not have an agreement or commitment to place or-ders with any particular broker-dealer, and it is expected that a number of broker-dealers will be used in various transactions. The Adviser does not in-tend to participate in soft dollar arrangements.

THE UNDERWRITER

FPS Broker Services, Inc. ("FPSB"), 3200 Horizon Drive, King of Prussia, PA 19406-0903, was engaged pursuant to an underwriting agreement for the limited purpose of acting as underwriter to facilitate the registration of shares of the Fund under state securities laws and to assist in the sale of shares.

THE ADMINISTRATOR

First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly owned subsidiary of First Data Corporation, which has its principal business address at 4400 Computer Drive, Westboro, MA 01581, serves as administrator pursuant to an administrative services agreement. The services Investor Serv-ices Group provides to the Fund include: the coordination and monitoring of any third parties furnishing services to the Fund; providing the necessary of-fice space, equipment and personnel to perform administrative and clerical functions for the Fund; preparing, filing and distributing proxy materials and periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries. Pursuant to this agreement, Investor Services Group receives a fee at the annual rate of 0.15% on the first $50 million of total average net assets, 0.10% on the next $50 million of total average net assets and 0.05% on total net assets in excess of $100 million. The minimum administrative services fee is $65,000 per year for the Fund.

THE CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING/PRICING AGENT

The Bank of New York, 48 Wall Street, New York, New York 10286 is the custo-dian for the cash and securities of the Fund. Investor Services Group serves as the Fund's transfer agent and as such it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service func-tions. As fund accounting agent, Investor Services Group performs certain ac-counting and pricing services for the Fund, including the daily calculation of the Fund's net asset value.

FUND EXPENSES

The Fund is responsible for all of its own operating expenses. Such expenses may include, but are not limited to: management fees; expenses for printing and distribution costs of prospectuses and reports to existing shareholders; brokerage fees and commissions; fees for the registration or qualification of

Fund shares under federal or state securities laws; expenses of the organiza-tion of the Fund; transfer agent, custodian, administrator, legal and auditing fees; the expenses of obtaining quotations of portfolio securities and of pricing the Fund's shares; trade association dues; all costs associated with shareholder meetings and the preparation and dissemination of proxy materials; and other expenses relating to the Fund's operations; costs of liability in-surance and fidelity bonds; fees for Directors who are not officers, directors or employees of the Adviser; and any extraordinary and nonrecurring expenses which are not expressly assumed by the Adviser.

                            HOW TO PURCHASE SHARES

You can purchase shares of the Fund directly from the Fund at the net asset value next determined after receipt of the order in proper form by the trans-fer agent. There is no sales load or charge in connection with the purchase of shares. The Fund's shares are also offered for sale through FPS Broker Servic-es, Inc. ("FPSB"), the Fund's underwriter.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund reserves the right to waive the ini-tial and subsequent investment minimums at any time. In addition, FPSB may waive the minimum initial investment requirement for any investor.

Purchase orders for shares of the Fund which are received by the transfer agent in proper form, including money orders, checks or bank drafts, by the close of regular trading on the New York Stock Exchange, ("NYSE"), (currently 4:00 p.m. Eastern time), on any day that the NYSE is open for regular trading, will be purchased at the Fund's net asset value determined that day. Orders for Fund shares received after 4:00 p.m. Eastern time will be purchased at the net asset value determined on the business day following receipt of the order.

You may purchase shares of the Fund in one of the following ways:

BY MAIL

Send your completed and signed application and check or money order, payable to "Focus Trust, Inc." to First Data Investor Services Group, Inc., 3200 Hori-zon Drive, King of Prussia, PA 19406-0903. If this is your first purchase, please send a minimum of $1,000. Subsequent investments must be a minimum of $100.

BY WIRE

Call (800) 665-2550 for instructions on how to wire money to purchase shares. Your wire goes to United Missouri Bank and must include your name and your ac-count number. You must also furnish the Fund with your social security number or other tax identification number. Following notification to the transfer agent, federal funds and registration instructions should be wired through the Federal Reserve System to:

                          UNITED MISSOURI BANK KC NA
                               ABA # 10-10-00695
                 FOR: First Data Investor Services Group, Inc.
                               A/C 98-7037-071-9
                            FBO "Focus Trust, Inc."
                     "SHAREHOLDER NAME AND ACCOUNT NUMBER"

For initial wire purchases, complete, sign and mail your application to the transfer agent subsequent to the initial wire. Be aware that some banks may impose a wire service fee. The Fund will not be responsible for the conse-quence of delays, including delays in the banking or Federal Reserve wire sys-tems.

THROUGH BROKER-DEALERS

You may purchase and redeem your shares through broker-dealers, financial in-stitutions or service organizations which have been previously approved by the Fund. It is the responsibility of such brokers, financial institutions or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Fund purchased through brokers, financial in-stitutions, service organizations, banks, and bank trust departments may charge you a transaction fee or other fee for its services at the time of pur-chase. Such fees would not otherwise be charged if you purchased your shares directly from the Fund.

SUBSEQUENT INVESTMENTS

Once your account has been opened, you may make subsequent purchases by mail, bank wire or by tele-phone. The minimum for subsequent investments is $100 for all accounts. Orders to purchase shares are effective on the day transfer agent receives your check or money order.

When you are making subsequent investments by mail, return the remittance por-tion of a previous confirmation with your investment in the envelope provided. Your check should be made payable to "Focus Trust, Inc." and mailed to Focus Trust, Inc. c/o First Data Investor Services Group Inc., P.O. Box 412797, Kan-sas City, MO 64141-2797.

All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the United States. A charge ($20 minimum) will be imposed if any check used for the purchase of shares is re-turned. The Fund and Investor Services Group each reserve the right to reject any purchase order in whole or in part.

                             HOW TO REDEEM SHARES

You may request redemption of your shares at any time in one of the ways out-lined below. Such redemption proceeds may be reduced by the amount of any ap-plicable redemption fee. See "Redemption Fee".

BY MAIL

You may redeem your shares by submitting a written request for redemption to First Data Investor Services Group Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903.

A written request must be in good order which means that it must: (i) identify the shareholder's account name and account number; (ii) state the number of shares or dollar amount to be redeemed; and (iii) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name the ac-count is registered is required on all written redemptions requests over $10,000 and redemption requests for which proceeds are to be mailed somewhere other than the address of record. A guarantee may be obtained from any commer-cial bank, credit union, a member firm of a national securities exchange, reg-istered securities associations, clearing agencies and savings and loan asso-ciations. Credit unions must be authorized to issue signature guarantees; notary public endorsement will not be accepted. Signature guarantees will be accepted from any eligible guarantor institution which participates in a sig-nature guarantee program. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

BY TELEPHONE

If you have so indicated on the application, or have subsequently arranged in writing to do so, you may redeem your shares by calling the transfer agent at
(800) 665-2550 during normal business hours. In order to arrange for redemp-tion by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, you must send a written request to the transfer agent with a signature guarantee at the ad-dress listed under "Redemption by Mail."

The Fund reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, you should follow procedures un-der redemption by mail.

GENERAL REDEMPTION INFORMATION

A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form. If you have any questions with respect to the proper form for redemption requests you should contact the transfer agent at (800) 665-2550.

Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Fund calculates its net asset value are effective that day. Redemption requests received after the close of the NYSE will be effected at the net asset value per share determined on the next business day following receipt. No redemption will be processed until the transfer agent has received a completed application with respect to the ac-count.

The Fund will satisfy redemption requests in cash to the fullest extent feasi-ble, so long as such payments would not, in the opinion of the Board of Direc-tors, result in the necessity of the Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund.

Pursuant to the Fund's Articles of Incorporation, however, payment for shares redeemed may also be made in-kind, or partly in cash and partly in-kind. The Fund has elected, pursuant to Rule 18f-1 under the 1940 Act to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any 90-day period for any one shareholder. Any port-folio securities paid or distributed in-kind would be in readily marketable securities and valued as described under "Net Asset Value." In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is re-stricted or the NYSE is closed, other than customary weekend and holiday closings; (2) the SEC has by order permitted such suspension; (3) an emergen-cy, as defined by rules of the SEC, exists making disposal of portfolio in-vestments or determination of the value of the net assets of the Fund not rea-sonably practicable.

Shares of the Fund may be redeemed through certain brokers, financial institu-tions or service organizations, banks and bank trust departments who may charge the investor a transaction or other fee for their services at the time of redemption. Such additional transaction fees would not otherwise be charged if the shares were redeemed directly from the Fund.

REDEMPTION FEE

With certain exceptions, shares of the Fund that are redeemed within the first two years of purchase are subject to a redemption fee pursuant to which shares that are redeemed within two years after purchase are redeemable at 99% of their net asset value. This redemption fee is not a deferred sales load. The reductions from net asset value for shareholders redeeming during the first two years after purchase are retained by the Fund for the benefit of all shareholders to help offset the additional transactional costs of short-term investments in the Fund.

The redemption fee will be waived under the following circumstances: 1) total or partial redemptions made following the death or disability of a sharehold-er; 2) minimum required distribution made in connection with an IRA, retire-ment plan or custodial account under Section 403(b) or other retirement plan following attainment of age 70 ?; 3) total or partial redemption resulting from a distribution following retirement in the case of a tax-qualified em-ployer- sponsored retirement plan; 4) when a redemption results from a tax-free return of an excess contribution or from the death or disability of the employer; or 5) redemptions pursuant to the Fund's right to liquidate a share-holder's account involuntarily.

TELEPHONE TRANSACTIONS

If you wish to initiate redemption transactions by telephone, you must first elect the option, as described above. The Fund and its transfer agent may re-quest personal identification information before accepting a telephone redemp-tion. To the extent that the Fund or its transfer agent fail to use reasonable procedures to verify the genuineness of telephone instructions, the Fund may be liable for losses due to fraudulent or unauthorized instructions. The Fund reserves the right to refuse a telephone redemption if it is believed advis-able to do so. Procedures for redeeming Fund shares by telephone may be modi-fied or terminated at any time by the Fund. Written confirmation will be pro-vided for all redemption transactions initiated by telephone.

MINIMUM BALANCES

Due to the relatively high cost of maintaining smaller accounts, the Fund re-serves the right to involuntary redeem shares in any account at its then cur-rent net asset value (which will be promptly paid to the shareholder) if at any time the total investment does not have a value of at least $500 due to redemptions but not market fluctuations. You will be notified that the value of your account is less than the required minimum and you will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed.

                             SHAREHOLDER SERVICES

The following special services are available to you as a shareholder of the Fund. There are no charges for the programs noted below and you may change or stop these plans at any time by written notice to the Fund.

AUTOMATIC INVESTMENT PLAN: Once an account has been opened, you can make addi-tional monthly purchases of shares of the Fund through an automatic investment plan. You may authorize the automatic withdrawal of funds from your bank ac-count by first opening your account with a minimum $1,000 purchase and com-pleting the appropriate section on the new account application enclosed with this Prospectus. Subsequent monthly investments are subject to a minimum amount of $50.

RETIREMENT PLANS: The Fund is available for investment by pension and profit sharing plans including Individual Retirement Accounts, 401(k) plans, and 403(b)(7) Retirement Plans through which you may purchase Fund shares. For de-tails concerning any of the retirement plans, please call the Fund at (800) 665-2550.

                                NET ASSET VALUE

The net asset value per share of the Fund is computed once daily as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time. Cur-rently, the NYSE observes the following holidays: New Year's Day, Martin Lu-ther King, Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share is computed by adding the value of all securi-ties and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily), and dividing that remainder by the total number of outstanding shares. The Fund's securities are valued based on market quota-tions or, when no market quotations are available, at fair value as determined in good faith by or under direction of the Board of Directors. Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked prices.

Securities which are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices pro-vided by investment dealers are done so in accordance with procedures estab-lished by the Board of Directors.

Short-term investments having a maturity of 60 days or less are valued at am-ortized cost, which the Board of Directors believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

All other securities and other assets are valued at their fair value as deter-mined in good faith under procedures established by, and under the supervision of, the Board of Directors.

                              DIVIDENDS AND TAXES

DIVIDENDS

The Fund intends to distribute its net investment income annually in December. Any net realized gain from the sale of portfolio securities are distributed at least once each year unless they are used to offset losses carried forward from prior years, in which case no such gain will be distributed. Such income dividends and capital gain distributions are reinvested automatically in addi-tional shares at net asset value, unless a shareholder elects to receive them in cash. Distribution options may be changed at any time by requesting it in writing.

Any check in payment of dividends or other distributions which cannot be de-livered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date (the "ex-date") at the net asset value determined at the close of business on that date. Dividends and distributions are treated the same for tax purposes whether received in cash or reinvested in additional shares. PLEASE NOTE THAT SHARES PURCHASED SHORTLY BEFORE THE RECORD DATE FOR A DIVIDEND OR DISTRIBUTION MAY HAVE THE EFFECT OF RETURNING CAPITAL, ALTHOUGH SUCH DIVIDENDS AND DISTRIBUTIONS ARE SUBJECT TO TAXES.

TAXES

The Fund has qualified and intends to conduct its operations so as to continue to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve the Fund of any liability for federal income tax to the extent its earnings and net realized capital gains are distributed to shareholders. To qualify as a regulated investment company, the Fund generally must, among other things, diversify its investments so that, at the close of each quarter of its taxable year, (1) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (2) at least 50% of the market value of its total assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's total as-sets and 10% of the outstanding voting securities of such issuer.

Because the Fund intends to distribute substantially all of its net investment income and capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Code, it is generally not ex-pected that the Fund will be required to pay federal income taxes.

An investment in the Fund has certain tax consequences, depending on the type of account. Distributions are subject to federal income tax and may also be subject to state and local income and other taxes. Distributions are generally taxable when they are paid, whether in cash or by reinvestment in additional shares, except that certain distributions declared in October, November or De-cember and paid during the following January are taxable as if they were paid on December 31. If shares of the Fund are owned by a qualified retirement ac-count, taxes on income and gains earned by the retirement account are gener-ally deferred until distributions are made from the retirement account.

For federal income tax purposes, income dividends and short-term capital gain distributions are taxed as ordinary income. Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital loss designated by the Fund as capital gain dividends) are taxed as long-term capi-tal gains, regardless of how long a shareholder has held the Fund's shares. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to re-ceive them in cash.

Shareholders may be subject to a 31% backup withholding tax on reportable div-idend and redemption payments ("backup withholding") if, among other things, a certified taxpayer identification number is not on file with the Fund, or if to the Fund's knowledge, an incorrect number has been furnished. An individu-al's taxpayer identification number is his/her social security number which must be included with the account application.

Shareholders will be advised annually of the source and tax status of all dis-tributions for federal income tax purposes. Information accompanying a share-holder's statement will show the portion of those distributions that are not taxable in certain states. Further information regarding the tax consequences of investing in the Fund is included in the Statement of Additional Informa-tion.

The foregoing summary of certain federal income tax consequences is included herein for general informational purposes only. Consult your own tax adviser for more specific information regarding the tax consequences you may be sub-ject to if you make an investment in the Fund.

                            PERFORMANCE INFORMATION

The investment philosophy of the Fund is to make concentrated investments in a limited number of companies whose long term economic progress, relative to the acquisition price of their stocks, are deemed to be attractive. As a result of this portfolio concentration, the performance of the Fund over time should correlate more closely with the specific financial performance of its limited number of portfolio companies than with price movements in the stock market in general.

Performance information such as total return for the Fund may be quoted in ad-vertisements or in communications to shareholders. Such performance informa-tion may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, since net investment return of the Fund changes in response to fluctuations in market conditions, interest rates and Fund expenses, any given performance quotation should not be considered representative of the Fund's performance for any fu-ture period. The value of an investment in the Fund will fluctuate and an in-vestor's shares, when redeemed, may be worth more or less than their original cost.

The Fund's total return is the change in value of an investment in the Fund over a particular period, assuming that all distributions have been reinvest-ed. Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual return re-flects the average percentage change per year in the value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period. Please refer to the Statement of Additional Information for more information on performance.

You may obtain current performance information about the Fund by calling the Fund at (800) 665-2550.

                              GENERAL INFORMATION

ORGANIZATION: Focus Trust, Inc. was incorporated under the laws of Maryland on January 27, 1995 as an open-end, non-diversified, management investment compa-ny. The Fund's Articles of Incorporation permit the Directors to issue one hundred million shares of common stock, with a $0.001 par value. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify or reclassify any unissued shares with respect to such class. Currently, the Fund is offering one class of shares.

DESCRIPTION OF SHARES: Shares of the Fund represent equal proportionate inter-ests in the assets of the Fund and have identical voting, dividend, redemp-tion, liquidation, and other rights. All shares issued, in the opinion of Dechert Price & Rhoads, are legally issued, fully paid and nonassessable, and shareholders have no preemptive or other right to subscribe to any additional shares. All accounts will be maintained in book-entry form, no share certifi-cate will be issued.

VOTING RIGHTS: A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). All shares of the Fund participate equally in regard to dividends, distributions, and liquidations with respect to the Fund. Shareholders do not have preemptive, conversion or cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors.

SHAREHOLDER MEETINGS: The Directors of the Fund are not required and do not intend to hold annual meetings of shareholders. The Fund has undertaken to the SEC, however, that it will promptly call a meeting for the purpose of voting upon the question of the removal of any Director when requested to do so by holders of not less than 10% of the outstanding shares of the Fund. In addi-tion, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to re-quest a shareholders' meeting to vote upon the removal of a Director or Direc-tors.

SHAREHOLDER REPORTS AND INQUIRIES: Shareholders will receive semiannual re-ports showing portfolio investments and other information as of June 30, and annual reports audited by independent accountants as of December 31. Share-holder inquiries should be addressed to the Fund c/o Focus Capital Advisory, L.P., 100 West Lancaster Avenue, Wayne, PA 19087, (800) 665-2550.

                              INVESTMENT ADVISER

                         Focus Capital Advisory, L.P.
                           100 West Lancaster Avenue
                                Wayne, PA 19087

                                  UNDERWRITER

                           FPS Broker Services, Inc.
                              3200 Horizon Drive
                        King of Prussia, PA 19406-0903
                                (800) 665-2550

                             SHAREHOLDER SERVICES

                   First Data Investor Services Group, Inc.
                              3200 Horizon Drive
                        King of Prussia, PA 19406-0903
                                (800) 665-2550

                                   CUSTODIAN

                             The Bank of New York
                                48 Wall Street
                              New York, NY 10286

                                 LEGAL COUNSEL

                            Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                           Washington, DC 20006-2401

                                  ACCOUNTANTS

                           Coopers & Lybrand, L.L.P.
                            2400 Eleven Penn Center
                            Philadelphia, PA 19103

           For Additional Information about Focus Trust, Inc. call:
                                (800) 665-2550

            Visit the Focus Trust, Inc. web site on the Internet at
                              WWW.FOCUSTRUST.COM



                              FOCUS TRUST, INC.SM

                                  PROSPECTUS
                                APRIL 30, 1998



            Visit the Focus Trust, Inc. web site on the Internet at
                              WWW.FOCUSTRUST.COM

                               FOCUS TRUST, INC.
                               -----------------


                      STATEMENT OF ADDITIONAL INFORMATION


                                April 30, 1998


This Statement of Additional Information dated April 30, 1998, is not a prospectus but should be read in conjunction with the Prospectus for the Focus Trust, Inc. (the "Fund") dated April 30, 1998, as amended or supplemented from time to time. No investment in shares should be made without first reading the Prospectus. This Statement of Additional Information is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained without charge from the Fund at the addresses and telephone numbers below.




UNDERWRITER:                                                            ADVISER:

FPS Broker Services, Inc.                           Focus Capital Advisory, L.P.
3200 Horizon Drive                                     100 West Lancaster Avenue
King of Prussia, PA 19406-0903                                   Wayne, PA 19087
(800) 665-2550                                               (610) 293-6490


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN
 THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS
HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN
                 WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS
================================================================================

                                                                         PAGE
Investment Policies and Techniques...........................................

 Convertible Securities......................................................
 Forward Commitments, When-Issued Securities and
 Delayed Delivery Transactions...............................................
 Loans of Portfolio Securities...............................................
 Repurchase Agreements.......................................................
 Reverse Repurchase Agreements...............................................
 Rule 144A Securities........................................................
 Other Investments...........................................................

Investment Restrictions......................................................

Management of the Fund.......................................................

Principal Shareholders.......................................................

Investment Advisory and Other Services.......................................
 Investment Advisory Agreement...............................................
 Expenses of the Fund........................................................
 Administrator...............................................................
 Underwriter.................................................................

Portfolio Transactions and Brokerage.........................................

Portfolio Turnover...........................................................

Determination of Net Asset Value.............................................

Taxes........................................................................

Performance Information......................................................
 General.....................................................................
 Total Return Calculation....................................................
 Performance and Advertisements..............................................

Other Information............................................................

Financial Statements.........................................................

                      INVESTMENT POLICIES AND TECHNIQUES

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Fund.

The investment practices described below, except for the discussion of portfolio loan transactions, are not fundamental and may be changed by the Board of Directors without the approval of the shareholders of the Fund. Shareholders however, will be notified within thirty (30) days of any changes in the investment policies.

CONVERTIBLE SECURITIES
----------------------
The Fund may invest in convertible securities. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS
-----------------------------------------------------------------------------
Although the Fund may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis or purchase securities on a delayed delivery basis, the Fund does not have the current intention of doing so in the foreseeable future. The Fund will normally realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund's custodian will maintain in a segregated account: cash, U.S. Government securities or other high grade liquid debt obligations having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

LOANS OF PORTFOLIO SECURITIES
-----------------------------
The Fund may lend portfolio securities to broker-dealers and financial institutions, although at the present time it has no intention of lending portfolio securities in the foreseeable future. The Fund may lend portfolio securities, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33% of the total assets of the Fund.

REPURCHASE AGREEMENTS
---------------------
The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements are considered loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

The financial institutions with which the Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. The Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement.

REVERSE REPURCHASE AGREEMENTS
-----------------------------
The Fund may enter into reverse repurchase agreements but it does not currently have the intention of doing so in the foreseeable future. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account cash, U.S. Government securities or other liquid, high grade debt securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

RULE 144A SECURITIES
--------------------
The Fund may invest in securities that are exempt under SEC Rule 144A from the registration requirements of the Securities Act of 1933. Those securities, purchased under Rule 144A, are traded among qualified institutional investors and are subject to the Fund's limitation on illiquid investment.

Investing in securities under Rule 144A could have the effect of increasing the levels of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Fund will limit its investment in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933 to no more than 10% of the Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Fund's Board of Directors.

OTHER INVESTMENTS
-----------------
Subject to prior disclosure to shareholders, the Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed here and in the prospectus, provided that such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                            INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's total assets will not be considered a violation.

Except as set forth under "Investment Objective and Policies" and "Investment Practices" in the Prospectus, the Fund may not:

     (1) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933;

     (2) Purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases. However, in order to comply with the "blue sky" restrictions of certain states, the Fund will limit its purchases of readily marketable real estate investment trusts to 10% of its total assets, and the Fund will not invest in real estate limited partnerships;

     (3)  Purchase or sell commodities or commodity contracts;

     (4) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund's investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

     (5) Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 5% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required;

     (6) Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (7)  Invest in puts, calls, straddles or combinations thereof;

     (8) Participate on a joint or joint and several basis in any securities trading account;

     (9)  Make investments in securities for the purpose of exercising control;

     (10) Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 25% of the outstanding voting securities of such issuer;

     (11) Invest more than 25% of the value of its total assets (taken at market value at the time of each investment) in securities of issuers whose principal business activities are in the same industry. For this purpose, "industry" does not include the U.S. Government, its agencies and instrumentalities; or

     (12) Purchase securities of issuers having less than three years' continuous operation, if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets. Such three year periods shall include the operation of any predecessor company or companies.

Although not considered fundamental, the Fund will not invest: (1) more than 5% of its net assets in warrants, including within that amount no more than 2% in warrants which are not listed on the New York or American Stock Exchanges, except warrants acquired as a result of its holdings of common stocks; and (2) purchase or retain the securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of its investment manager owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors of the Fund or of its investment manager who own more than 1/2 of 1%, own in the aggregate, more than 5% of the outstanding securities of such issuer.

                            MANAGEMENT OF THE FUND

For the fiscal year ended December 31, 1997, the directors received the following compensation:

                              COMPENSATION TABLE


NAME OF  DIRECTOR                  AGGREGATE COMPENSATION          TOTAL COMPENSATION FROM
                                      FROM REGISTRANT            REGISTRANT AND FUND COMPLEX
Robert G. Hagstrom, Jr.*                $ 0.00                        $ 0.00

Allan S. Mostoff, Esq.*                 $4,800                        $4,800

Robert J. Coleman, Jr.                  $5,000                        $5,000

Joan Lamm-Tennant                       $4,800                        $4,800


* This Director is considered an "Interested Person" of the Fund as defined under the 1940 Act.

Directors who are not officers, directors or employees of the Adviser are entitled to receive an annual retainer of $4,000 per annum and $200 per Board meeting and committee meeting attended, as well as reimbursement for all out-of-pocket expenses relating to attendance at such meetings.

                            PRINCIPAL SHAREHOLDERS


As of April 1, 1998, the officers and Directors of the Fund, together as a group, owned beneficially less than 1% of the Fund. As of April 1, 1998, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Fund:

     NAME & ADDRESS                   PERCENTAGE
     --------------                   ----------
     Charles Schwab & Co., Inc.         9.15%
     San Francisco, CA


                    INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT
-----------------------------

The advisory services provided by Focus Capital Advisory, L.P. (the "Adviser"), and the fees received by it for such services, are described in the Prospectus. As stated in the Prospectus, the Adviser may from time to time voluntarily waive its advisory fees with respect to the Fund. In addition, if the total expenses borne by the Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Adviser will bear the amount of such excess to the extent required by such regulations.

The Adviser has agreed to waive its advisory fee in an amount equal to the total expenses of the Fund for any fiscal year which exceeds the permissible limits applicable to the Fund in any state in which its shares are then qualified for sale.

Under its investment advisory agreement (the "Investment Advisory Agreement"), the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment

Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Under its terms, the Investment Advisory Agreement will continue from year to year thereafter, provided its continuance is approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Directors of the Fund. The Investment Advisory Agreement is terminable with respect to the Fund by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Adviser. The Adviser may also terminate its advisory relationship with respect to the Fund on 60 days' written notice to the Fund. The Investment Advisory Agreement terminates automatically in the event of its assignment.


For the period June 28, 1997 through December 31, 1997, the Adviser was entitled to receive advisory fees of $26,721. The Adviser has voluntarily agreed to waive its fees and reimburse expenses so that the Fund's annual operating expenses will not exceed 2.00%. Prior to June 27, 1997, Lloyd, Leith & Sawin, Inc. served as investment adviser to the Fund. For the period April 17, 1995 (commencement of operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the period January 1, 1997 through June 27, 1997, Lloyd, Leith &
Sawin, Inc. was entitled to receive advisory fees of $15,371, $43,364, and $26,527, respectively. However, Lloyd, Leith & Sawin, Inc. waived its fees to reimburse the Fund for expenses so that the Fund?s expenses would not exceed 2.00%.

EXPENSES OF THE FUND
--------------------

Under the Investment Advisory Agreement, the Fund pays the following expenses:
(1) the fees and expenses of the Fund's disinterested Directors; (2) the salaries and expenses of the Fund's officers or employees who are not affiliated with the Adviser; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the U.S. Securities & Exchange Commission (the "SEC") and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Fund's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Fund's portfolio securities and of pricing the Fund's shares; (11) expenses of maintaining the Fund's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.


For the period June 28, 1997 through December 31, 1997, expenses waived and reimbursed by the Adviser were $96,890. Prior to June 28, 1997 Lloyd,
Leith & Sawin, Inc. served as investment adviser to the Fund. For the period April 17, 1995 (commencement of operations) through December 31, 1995, the fiscal year ended December 31, 1996, and the period January 1, 1997 through June 27, 1997, Lloyd, Leith & Sawin, Inc. reimbursed the Fund $128,696, $173,23, and $58,453, respectively, so that the Fund's expenses would not exceed 2.00%.


ADMINISTRATOR
-------------


First Data Investor Services Group, Inc. ("Investor Services Group" or "Administrator"), a wholly owned subsidiary of First Data Corporation, which has its principal business address at 4400 Computer Drive, Westboro, MA 01581, provides certain administrative services to the Fund pursuant to an administrative services agreement (the "Administrative Services
Agreement').

Under the Administrative Services Agreement, the Administrator (1) coordinates with the Custodian and Transfer Agent and monitors the services they provide to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepares and, after approval by the Fund, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (6) prepares and, after approval by the Fund, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (7) reviews and submits to the officers of the Fund for their approval invoices or other requests for payment of the Fund's expenses and instructs the Custodian to issue checks in payment thereof; and (8) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement.


As compensation for services performed under the Administrative Services Agreement, the Administrator receives a fee payable monthly at an annual rate (as described in the Prospectus) multiplied by the average daily net assets of the Fund. For the period April 17, 1995 (commencement of operations) through December 31, 1995, the Administrator was entitled to receive administrative fees of $48,482 of which it retained $46,982 and waived $1,500 of such fees. For the fiscal year ended December 31, 1996, the Administrator was entitled to receive administrative fees of $71,515 of which it retained $65,515 and waived $6,000 of such fees. Administrative fees paid to the Administrator for the fiscal year ended December 31, 1997, were $67,033.

UNDERWRITER
-----------


FPS Broker Services, Inc. ("FPSB"), 3200 Horizon Drive, King of Prussia, PA 19406-0903, acts as an underwriter of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of shares pursuant to an underwriting agreement (the "Underwriting Agreement") approved by the Fund's Directors.

In this regard, FPSB has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to FPSB as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.


FPSB is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc. FPSB charges no fee for serving as the Fund?s underwriter.

The Fund does not impose any sales loads nor does it bear any fees pursuant to a Rule 12b-1 Plan. The Fund shall continue to bear the expenses of all filing or registration fees incurred in connection with the registration of shares under state securities laws.

The Underwriting Agreement may be terminated by either party upon 60 days' prior written notice to the other party, and if so terminated, the pro rata portion of the unearned fee will be returned to the Adviser.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE


The Adviser is responsible for decisions to buy and sell securities for the Fund and for effecting portfolio transactions and the negotiation of commissions, if any, paid on such transactions. Fixed-income securities and many equity securities in which the Fund invests are traded in over-the-counter markets. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Adviser is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund. The Fund does not participate in soft dollar arrangements. For the period April 17, 1995 (commencement of operations) through December 31, 1995 and the fiscal years ended December 31, 1996 and 1997, the Fund incurred aggregate brokerage commissions of $6,042, $8,781 and $9,663, respectively.

                              PORTFOLIO TURNOVER

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period.

The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. In any event, the annual portfolio turnover for the Fund is not expected to exceed 25%. This relatively low portfolio turnover rate reflects the Adviser's buy and hold strategy for the portfolio securities held by the Fund.

                       DETERMINATION OF NET ASSET VALUE


A more complete discussion of the Fund's determination of net asset value is contained in the Prospectus. Generally, the net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The Fund does not determine net asset value on days that the New York Stock Exchange is closed and at other times described in the Prospectus. The New York Stock Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                                     TAXES


The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify for any taxable year, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities of foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one to each issuer, to not more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and have no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

To the extent the Fund qualifies for treatment as a regulated investment company, it generally will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund during October, November or December to shareholders of record during such month and paid during January of the following year. Such distributions will be taxable in the year they are declared, rather than the year in which they are received.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extend attributable to the Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund, and are not eligible for the dividends received deduction. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend paid to the shareholder with respect to such shares.

Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Generally, the amount of the original issue discount is treated as interest income and is included in income over the term of the debt security, even though payment of the amount is not received until a later time, usually when the debt security matures.

Some debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity. In the case of certain short-term debt securities with market discount, the amount of the market discount is included in income over the remaining term of the debt security, even though payment of the amount is not received until a later time, usually when the debt security matures.

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax as if the tax had actually been payable in such prior taxable years) even though the Fund distributed the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized. If this election were made, the special rules described above with respect to excess distributions would still apply. The Fund's intention to qualify annually as regulated investment company may limit its elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC stock.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If Section 988 losses exceed other net investment income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares.

Upon the sale or exchange of shares in the Fund, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and generally will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.The Fund will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of capital gain dividends, and the portion of its dividends which may be eligible for the 70% dividend-received deduction.

The above discussion and the related tax discussion in the Prospectus are general in nature and are not intended to be complete discussions of all applicable federal tax consequences relating to an investment in the Fund. The law firm of Dechert Price & Rhoads has expressed no opinion in respect thereof. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

                            PERFORMANCE INFORMATION
GENERAL
-------

From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Fund may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

From time to time, the total return of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

TOTAL RETURN CALCULATION
------------------------

Current yield and total return quotations used by the Fund are based on standardized methods of computing performance mandated by SEC Rules. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of applicable charges and fees. This calculation can be expressed as follows:

                    Average Annual Total Return = P(1+T)/n/ = ERV

   Where:      ERV  = ending redeemable value at the end of the period covered by
                    the computation of a hypothetical $1,000 payment made at the beginning of the period.
               P    = hypothetical initial payment of $1,000.
               n    = period covered by the computation, expressed in terms of years.

The Fund computes its aggregate total return by determining the aggregate compounded rate of return during specified period that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                     Aggregate Total Return =  [ (ERV) - 1 ]
                                                 ----
                                                   P
     Where:    ERV  = ending redeemable value at the end of the period covered by the
                    computation of a hypothetical $1,000 payment made at the beginning of the period.
                    P = hypothetical initial payment of $1,000.


The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Based upon the foregoing calculations, the average annual total return for the Fund for the period April 17, 1995 (commencement of operations) through December 31, 1997 was 21.59%. For the fiscal year ended December 31, 1997, the annual total return for the Fund was 29.10%.

Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

PERFORMANCE AND ADVERTISEMENTS
------------------------------

From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five and ten year periods. Ranks are not absolute or necessarily predictive of future performance.

In assessing such comparisons of total return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to those of the Fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures.

                               OTHER INFORMATION

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information forms a part. Each such statement is qualified in all respects by such reference.

CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286 is custodian of the Fund's assets pursuant to a custodian agreement. Under the custodian agreement, The Bank of New York (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's securities and (v) makes periodic reports to the Board of Directors concerning the Fund's operations.

INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, PA 19103 have been selected as the independent accountants for the Fund. Coopers & Lybrand L.L.P. provide audit and tax services. The books of the Fund will be audited at least once each year by Coopers & Lybrand L.L.P.


REPORTS TO SHAREHOLDERS. Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants. Inquiries regarding the Fund may be directed to the Adviser at (610) 293-6490.

                             FINANCIAL STATEMENTS


The Fund's Financial Statements, including the notes thereto, dated as of December 31, 1997, which have been audited by Coopers & Lybrand L.L.P., are incorporated by reference from the Funds 1997 Annual Report to shareholders.

                               FOCUS TRUST, INC.
                                   FORM N-1A
                           PART C OTHER INFORMATION

PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.
--------------------------------------------
(a)  Financial Statements:
     Included in Part A:

     (1) The Financial Highlights for the period from April 17, 1995 (commencement of operations) through December 31, 1995 and the fiscal years ended December 31, 1996 and 1997 (audited).

     Incorporated by reference in Part B.

     (1)  Schedule of Investments at December 31, 1996 (audited).
     (2)  Statement of Assets and Liabilities at December 31, 1996 (audited).
     (3)  Statement of Operations for the period ended December 31, 1996
          (audited).

     (4) Statement of Changes in Net Assets for the fiscal years ended December 31, 1996 and 1997 (audited).

     (5)  Notes to Financial Statements.
     (6)  Financial Highlights (audited).
     (7)  Report of Independent Accountants

(b)  Exhibits filed pursuant to Form N-1A:
     (1) Copies of Charter -- Articles of Incorporation are incorporated herein by reference to Post-Effective Amendment No. 2 as Exhibit No. 99(1) to
          Item 24 as electronically filed on April 29, 1996.

     (2) Copies of existing By-Laws -- By-Laws are incorporated herein by reference to Post-Effective Amendment No. 2 as Exhibit No. 99(2) to
          Item 24 as electronically filed on April 29, 1996.

     (3)  Copies of any voting trust agreement -- Not Applicable.

     (4) Copies of all instruments defining the rights of holders of the securities -- Not Applicable - Registrant proposes to maintain investments as non-certificated book entry shares.

     (5) Copies of all investment advisory contracts -- Investment Advisory Agreement dated June 30, 1997 is incorporated herein by reference to Post-Effective Amendment No. 4 as Exhibit No. 99(5) to Item 24 as electronically filed on June 16, 1997.


     (6) Copies of each underwriting or distribution contract -- Underwriting Agreement dated April 4, 1995 is incorporated herein by reference to Post-Effective Amendment No. 2 as Exhibit No. 99(6) to Item 24 as electronically filed on April 29, 1996.

     (7) Copies of all bonus, profit sharing, pension or other similar contracts -- Not Applicable.

     (8)  Copies of all custodian agreements


               (a) Custody Administration and Agency Agreement dated April 22, 1996 is incorporated herein by reference to Post-Effective Amendment No. 2 as Exhibit No. 99(8)(a) to Item 24 as electronically filed on April 29, 1996.


               (b) Custody Agreement dated April 22, 1996.

               incorporated herein by reference to Post-Effective Amendment
               No. 2 as Exhibit No. 99(8)(b) to Item 24 as electronically filed on April 29, 1996.

     (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed.

          (a) Shareholder Services Agreement dated April 4, 1995 is incorporated herein by reference to Post-Effective Amendment No. 2 as Exhibit No. 99(9)(a) to Item 24 as electronically filed on April 29, 1996.

          (b) Administrative Services Agreement dated April 4, 1995 is incorporated herein by reference to Post-Effective Amendment No. 2 as Exhibit No. 99(9)(b) to Item 24 as electronically filed on April 29, 1996.

          (c) Accounting Services is incorporated herein by reference to Post-Effective Amendment No. 2 as Exhibit No. 99(9)(c) to Item 24 as electronically filed on April 29, 1996.

     (10) Opinion and Consent of Counsel as to the legality of the securities to be issued -- Opinion and Consent of Counsel is incorporated by reference to Registrant's Rule 24f-2 Notice filed electronically on February 27, 1997.

     (11) Copies of any other opinions, appraisals or rulings -- Consent of Independent Auditors - Filed herewith.

     (12)      All financial statements omitted from Item 23. -- Not Applicable.

     (13) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant is incorporated herein by reference to Post-Effective Amendment No. 2 as Exhibit No. 99(13) to Item 24 as electronically filed on April 29, 1996.

     (14) Copies of the model plan -- Form of Individual Retirement Account (I.R.A.) is incorporated herein by reference to Post-Effective Amendment No. 2 as Exhibit No. 99(14) to Item 24 as electronically filed on April 29, 1996.

     (15) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 --Not Applicable.

     (16) Schedule for Computation of Performance Quotations --incorporated herein by reference to Post-Effective Amendment No. 2 as Exhibit No. 99(16) to Item 24 as electronically filed on April 29, 1996.

     (18) Directors' and Officers Powers of Attorney: (a) Robert G. Hagstrom, Jr.; (b) Allan S. Mostoff, Esq.; (c) Joan Lamm-Tennant; and (d) Robert J. Coleman, Jr. -- incorporated herein by reference to Post-Effective Amendment No. 2 as Exhibit No. 99(18) to Item 24 as electronically filed on April 29, 1996.

     (27)      Financial Data Schedule is filed herewith.

Item 25.       Persons Controlled by or under Common Control with Registrant.
-----------------------------------------------------------------------------
                    None.
                    -----


Item 26.       Number of Holders of Securities as of April 1, 1998.
------------------------------------------------------------------
                    674

Item 27.       Indemnification.
-------------------------------

       Reference is made to Article VII of the Registrant's Articles of Incorporation and Article VI of the Registrant's By-Laws which are filed as exhibits 1 and 2 respectively, and are incorporated by reference herein. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund's Articles of Incorporation, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.       Business and Other Connections of Adviser.
---------------------------------------------------------


       Focus Capital Advisory, L.P., 100 West Lancaster Avenue, Wayne, PA 19087, provides investment counsel to individuals, trust accounts, individual retirement accounts, and pension and profit sharing plans, and as of April 1, 1998 had approximately $16 million in assets under management.

       For information as to any other business, vocation or employment of a substantial nature in which each Director or officer of the Registrant's investment adviser has been engaged for his own account or in the capacity of Director, officer, employee, partner or trustee, reference is made to the Form ADV (File # 801-54031) filed by it under the Investment Advisers Act of 1940, as amended.

Item 29.       Principal Underwriter.
-------------------------------------
       (a) FPS Broker Services, Inc. ("FPSB"), the principal underwriter for the Registrant's securities, currently acts as principal underwriter for the following entities:

                The Bjurman Funds





                Focus Trust, Inc.

                The Govett Funds, Inc.

                IAA Trust Growth Fund, Inc.


                IAA Trust Asset Allocation Fund, Inc.

                IAA Trust Tax Exempt Bond Fund, Inc.

                IAA Trust Taxable Fixed Income Series Fund, Inc.
                Matthews International Funds
                McM Funds
                Metropolitan West Funds
                Polynous Trust


                Smith Breeden Series Fund
                Smith Breeden Short Duration U.S. Government Fund
                Smith Breeden Trust
                The Sports Funds Trust
                The Stratton Funds, Inc.
                Stratton Growth Fund, Inc.
                Stratton Monthly Dividend Shares, Inc.

                Trainer, Wortham, First Mutual Funds

     (b) The table below sets forth certain information as to the Underwriter's Directors, Officers and Control Persons:



                                                     POSITION                                       POSITION AND
          NAME AND PRINCIPAL                         AND OFFICES                                    OFFICES WITH
          BUSINESS ADDRESS                           WITH UNDERWRITER                               REGISTRANT
          ---------------                            ----------------                               ----------
          Kenneth J. Kempf                           Director and                                   None
          3200 Horizon Drive                         President
          King of Prussia, PA 19406-0903

          Lynne M. Cannon                            Senior Vice President                          None
          3200 Horizon Drive                         Director and Principal
          King of Prussia, PA 19406-0903

          Rocco C. Cavalieri                         Director and                                   None
          3200 Horizon Drive                         Vice President
          King of Prussia, PA 19406-0903

          Gerald J. Holland                          Director,                                      None
          3200 Horizon Drive                         Vice President and Principal
          King of Prussia, PA 19406-0903

          Sandra L. Adams                            Assistant Vice President                       None
          3200 Horizon Drive                         and Principal
          King of Prussia, PA 19406-0903

          Carolyn F. Mead, Esq.                      Secretary                                      None
          3200 Horizon Drive
          King of Prussia, PA 19406-0903

          John H. Leven                              Treasurer                                      None
          3200 Horizon Drive
          King of Prussia, PA 19406-0903

          Bruno DiStefano                            Principal                                      None
          3200 Horizon Drive
          King of Prussia, PA 19406-0903



James W. Stratton may be considered a control person of the Underwriter due to his direct or indirect ownership of FinDaSub, Inc., the parent of the Underwriter.

          (c) Not Applicable.

Item 30.  Location of Accounts and Records.
-------------------------------------------


     All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by the Fund's Investment Adviser, Focus Capital Advisory, L.P., 100 West Lancaster Avenue, Wayne, PA 19087, except for those maintained by the Fund's Custodian, The Bank of New York and the Fund's Administrator, Transfer Agent and Fund Accounting Services Agent, First Data Investor Services Group, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903.

Item 31.  Management Services.
-----------------------------
     There are no management-related service contracts not discussed in Part A or Part B.

Item 32.  Undertakings.
----------------------
     (a) Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director or Directors when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.


     (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report for the fiscal year ended December 31, 1997 upon request and without charge.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(ab) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Wayne, and Commonwealth of Pennsylvania on the 29th day of April 1998.

                                                  FOCUS TRUST, INC.
                                              -------------------------
                                                  Name of Registrant


                                           By: /s/ Robert G. Hagstrom, Jr., CFA
                                              ---------------------------------
                                              Robert G. Hagstrom, Jr., CFA
                                              President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Focus Trust, Inc. has been signed below by the following persons in the capacities and on the date indicated.


Signature                               Capacity                               Date
--------                                --------                               --------------
/s/ Robert G. Hagstrom, Jr., CFA        Director, President and Principal       4/29/98
----------------------------------
Robert G. Hagstrom, Jr., CFA            Executive Officer

/s/ Allan S. Mostoff, Esq.              Director                                4/29/98
----------------------------------
Allan S. Mostoff, Esq.

/s/ Robert J. Coleman, Jr.              Director                                4/29/98
----------------------------------
Robert J. Coleman, Jr.

/s/ Joan Lamm-Tennant                   Director                                4/29/98
----------------------------------
Joan Lamm-Tennant

/s/ Ericka M. Merluzzi                  Treasurer, Principal Accounting         4/29/98
----------------------                  -------------------------------
Ericka M. Merluzzi                      and Financial Officer

                               FOCUS TRUST, INC.

                        INDEX TO EXHIBITS TO FORM N-1A



Exhibit Number  Exhibit

99B11(a)        Auditors Consent
99B27           Financial Data Schedule